UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2022

AETHLON MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Nevada	001-37487	13-3632859
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 Sorrento Valley Road, Suite 203 San Diego, California	92121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 941-0360

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	AEMD	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

Our Board of Directors (the “Board”) previously approved the amendment of our Aethlon Medical, Inc. 2020 Equity Incentive Plan (the “2020 Plan”), subject to stockholder approval, to, among other things, increase the number of shares of common stock authorized for issuance under the 2020 Plan by 1,800,000 shares (the “Amended 2020 Plan”). As reported in Item 5.07 below, on September 15, 2022, our stockholders approved the Amended 2020 Plan.

A complete copy of the Amended 2020 Plan is filed herewith as Exhibit 99.1. The above summary of the Amended 2020 Plan does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Our Board previously approved the amendment of our Articles of Incorporation, as amended, to increase the number of authorized shares of our common stock, par value $0.001 per share, from 30,000,000 shares to 60,000,000 shares (the “Articles Amendment”). As reported in Item 5.07 below, on September 15, 2022, our stockholders approved the Articles Amendment. The Articles Amendment was filed with the Secretary of State of the State of Nevada on September 15, 2022.

A complete copy of our Articles of Incorporation, as amended by the Articles Amendment, is filed herewith as Exhibit 3.1. The above summary of the Articles Amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 5.07 Submission of Matters to a Vote of Security Holders

We held our 2022 Annual Meeting of Stockholders on September 15, 2022 (the “Annual Meeting”), in which our stockholders approved Proposals 1-3 and 5-7 listed below and voted against Proposal 4 listed below. Based on the report of the Inspector of Elections for the Annual Meeting, 10,568,692 shares out of 16,637,742 shares outstanding and entitled to vote, or approximately 63.52%, were present at the meeting, in person or by proxy. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the proxy statement.

1.	Elect five members of the Board. All of the nominees were elected.

Name	Votes For	Votes Against	Abstentions
Edward G. Broenniman	5,356,076	847,321	88,132
Guy F. Cipriani	5,660,525	549,991	81,013
Charles J. Fisher, Jr., MD	5,906,940	310,964	73,625
Angela Rossetti	5,867,026	339,106	85,397
Chetan S. Shah, MD	5,421,535	799,071	70,923

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2.	Ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2023. The resolution was approved.

Votes For	Votes Against	Abstentions
10,283,029	192,993	92,670

3.	Approve the Articles Amendment. The resolution was approved.

Votes For	Votes Against	Abstentions
8,405,087	2,028,239	135,366

4.	Approve the amendment and restatement of our Articles of Incorporation, as amended, to enhance our corporate governance and align our Articles of Incorporation with what we believe to be appropriate corporate governance standards. The resolution was not approved.

Votes For	Votes Against	Abstentions
4,903,107	1,288,467	99,955

5.	Approve our Amended 2020 Plan. The resolution was approved.

Votes For	Votes Against	Abstentions
4,740,802	1,505,588	45,139

6.	Approve on an advisory basis, the compensation of our named executive officers. The resolution was approved.

Votes For	Votes Against	Abstentions
5,460,757	757,085	73,687

7.	Indicate, on an advisory basis, whether stockholders would prefer an advisory vote on the compensation of our named executive officers every year, every other year or every three years.

Every Year	Every Other Year	Every Three Years	Abstentions
1,462,712	4,464,646	239,553	124,618

In light of the stockholders’ above vote on the frequency of future advisory votes on our executive compensation, which vote was in favor of the “every 2 years” interval recommended by the Board, we have decided to conduct such advisory votes on executive compensation every 2 years.

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Item 8.01 Other Events.

We expect a short term disruption in our Hemopurifier manufacturing and anticipate our existing supply of Hemopurifiers will expire on September 30, 2022. As previously disclosed, we are dependent on the FDA approval of qualified suppliers to manufacture our Hemopurifier. Our intended transition to a new supplier for Galanthus nivalis agglutinin, or GNA, is delayed as we work with the FDA for approval of our supplement to our Investigational Device Exemption, which is required to make this manufacturing change.

Updated Risk Factor Disclosure

We are supplementing and updating our risk factors from the disclosure contained under the heading “Item 1A. Risk Factors,” in our most recent Annual Report on Form 10-K for the fiscal year ended March 31, 2022 and filed with the Securities and Exchange Commission (the “SEC”) on June 28, 2022. The updated risk factor disclosure is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Forward Looking Statements

Statements in this report that are not statements of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, without limitation, statements regarding the anticipated disruption in Hemopurifier manufacturing. Words such as “believe,” “anticipate,” “plan,” “expect,” “intend,” “will,” “may,” “goal,” “potential” and similar expressions are intended to identify forward-looking statements, though not all forward-looking statements necessarily contain these identifying words. Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties associated with the Company’s business and financial condition in general, including the risks and uncertainties described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2022, as filed with the SEC and subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. All forward-looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Articles of Incorporation, as amended.
99.1	Aethlon Medical, Inc. 2020 Equity Incentive Plan, as amended, Form of Restricted Stock Grant, Form of Option Grant and Agreement.
99.2	Updated Risk Factor Disclosure.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AETHLON MEDICAL, INC.

Date: September 19, 2022	By:	/s/ James B. Frakes
James B. Frakes Chief Financial Officer

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